Exhibit 99.1

SOUTHERN CALIFORNIA BANCORP ANNOUNCES EFFECTIVENESS OF REGISTRATION STATEMENT ON FORM 10 AND LISTING ON NASDAQ CAPITAL MARKET

San Diego, Calif., May 11, 2023 – Southern California Bancorp (“us,” “we,” “our,” or the “Company”) (NASDAQ: BCAL), announced today that its Registration Statement on Form 10 has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and that its common stock will begin trading on the Nasdaq Capital Market effective at the opening of trading on May 11, 2023, under the symbol “BCAL.”

“We are pleased to announce the completion of our registration with the SEC and the listing of our stock on the Nasdaq Capital Market, as these are major milestones for our Company,” said David Rainer, Chairman and CEO of Southern California Bancorp and Bank of Southern California. “We anticipate that these strategic initiatives will lead to increased visibility and liquidity for our stock, making it more accessible for both institutional and retail investors. Additionally, the Company may potentially obtain investment analyst coverage and be included in various stock fund indices, both of which may lead to increased interest and trading in our stock.”

ABOUT BANK OF SOUTHERN CALIFORNIA AND SOUTHERN CALIFORNIA BANCORP

Southern California Bancorp (NASDAQ: BCAL) is a registered bank holding company headquartered in San Diego, California. Bank of Southern California, N.A., a national banking association chartered under the laws of the United States (the “Bank”) and regulated by the Office of Comptroller of the Currency, is a wholly owned subsidiary of Southern California Bancorp. Established in 2001 and headquartered in San Diego, California, the Bank. offers a range of financial products and services to individuals, professionals, and small- to medium-sized businesses through its 13 branch offices serving Orange, Los Angeles, Riverside, San Diego, and Ventura counties, as well as the Inland Empire. The Bank’s solutions-driven, relationship-based approach to banking provides accessibility to decision makers and enhances value through strong partnerships with its clients. Additional information is available at www.banksocal.com.

Southern California Bancorp’s common stock will begin trading on the Nasdaq Capital Market on May 11, 2023 under its existing ticker symbol “BCAL.” For more information, please visit banksocal.com or call (844) BNK-SOCAL.

FORWARD-LOOKING STATEMENTS

In addition to historical information, certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to management’s beliefs, projections and assumptions concerning future results and events. Forward-looking statements include descriptions of management’s plans or objectives for future operations, products or services, and forecasts of Southern California Bancorp’s revenues, earnings, litigation expenses, or other measures of economic performance. As well, forward-looking statements may relate to future outlook and anticipated events. These forward-looking statements involve risks and uncertainties, based on the beliefs and assumptions of management and on the information available to management at the time that such forward-looking statements were made and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases such as “aim,” “can,” “may,” “could,” “predict,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “hope,” “intend,” “plan,” “potential,” “project,” “will likely result,” “continue,” “seek,” “shall,” “possible,” “projection,” “optimistic,” and “outlook,” and variations of these words and similar expressions or the negative version of those words or phrases.

Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Many factors could cause actual results to differ materially from those contemplated by these forward-looking statements. Except to the extent required by applicable law or regulation, Southern California Bancorp does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.